Exhibit 99.1

Ventas Prices Cdn$650 Million of 5.10% Senior Notes Due 2029

CHICAGO--(BUSINESS WIRE)--Ventas, Inc. (NYSE: VTR) (“Ventas” or the “Company”) said today that it has priced a private offering in Canada of Cdn$650 million of 5.10% Senior Notes, Series J due 2029 (the “Notes”). The sale of the Notes is expected to close on March 5, 2024, subject to satisfaction of customary closing conditions.

The Notes are being issued by Ventas’ indirect, wholly-owned subsidiary, Ventas Canada Finance Limited (the “Issuer”), on a prospectus-exempt basis only to “accredited investors” who are not individuals unless such individuals are also “permitted clients,” in each case as defined under applicable Canadian securities laws. The Notes will be unconditionally guaranteed by the Company (the “Guarantee”).

The Notes will mature on March 5, 2029. The Notes will constitute senior unsecured obligations of the Issuer and will rank equally with all other present and future unsecured and unsubordinated obligations of the Issuer. The Guarantee will constitute a senior unsecured obligation of the Guarantor and will rank equally with all other present and future unsecured and unsubordinated obligations of the Company. Interest on the Notes will be payable semi-annually in arrears on March 5 and September 5 of each year, commencing on September 5, 2024. The Notes are expected to be rated BBB+ (Stable) by S&P, Baa1 (Stable) by Moody’s and BBB (Stable) by Fitch.

The Issuer intends to use the net proceeds from the offering of the Notes to repay amounts outstanding under the Issuer’s existing indebtedness, including under its Cdn$500 million unsecured term loan facility, and for other general corporate purposes.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The Notes have not been qualified by way of prospectus in any province or territory of Canada and may not be offered or sold to persons located or resident in Canada except pursuant to an exemption from the prospectus requirements of applicable Canadian securities laws.

This press release does not constitute an offer to sell or buy or the solicitation of an offer to buy or sell any security and shall not constitute an offer, solicitation, sale or purchase of any securities in any jurisdiction in which such offering, solicitation, sale or purchase would be unlawful.

Ventas Inc. (NYSE:VTR) is a leading S&P 500 real estate investment trust focused on delivering strong, sustainable shareholder returns by enabling exceptional environments that benefit a large and growing aging population. The Company’s growth is fueled by its senior housing communities, which provide valuable services to residents and enable them to thrive in supported environments. Ventas leverages its unmatched operational expertise, data-driven insights from its Ventas Operational InsightsTM platform, extensive relationships and strong financial position to achieve its goal of delivering outsized performance across approximately 1,400 properties. The Ventas portfolio is composed of senior housing communities, outpatient medical buildings, research centers and healthcare facilities in North America and the United Kingdom. The Company benefits from a seasoned team of talented professionals who share a commitment to excellence, integrity and a common purpose of helping people live longer, healthier, happier lives.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended and forward-looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). These forward-looking statements include, among others, statements of expectations, beliefs, future plans and strategies, anticipated results from operations and developments and other matters that are not historical facts. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “assume,” “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “opportunity,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof.

Forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events. You should not put undue reliance on these forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors that could cause actual events or results to differ materially from those expressed or implied by the forward-looking statements. We do not undertake a duty to update these forward-looking statements, which speak only as of the date on which they are made. We urge you to carefully review the disclosures we make concerning risks and uncertainties that may affect our business and future financial performance, including those made below and in our filings with the Securities and Exchange Commission, such as in the sections titled “Cautionary Statements — Summary Risk Factors,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023.

Certain factors that could affect our future results and our ability to achieve our stated goals include, but are not limited to: (a) our ability to achieve the anticipated benefits and synergies from, and effectively integrate, our completed or anticipated acquisitions and investments of properties, including our ownership of the properties included in our equitized loan portfolio; (b) our exposure and the exposure of our tenants, managers and borrowers to complex healthcare and other regulation, including evolving laws and regulations regarding data privacy and cybersecurity and environmental matters, and the challenges and expense associated with complying with such regulation; (c) the potential for significant general and commercial claims, legal actions, regulatory proceedings or enforcement actions that could subject us or our tenants, managers or borrowers to increased operating costs, uninsured liabilities, fines or significant operational limitations, including the loss or suspension of or moratoriums on accreditations, licenses or certificates of need, suspension of or nonpayment for new admissions, denial of reimbursement, suspension, decertification or exclusion from federal, state or foreign healthcare programs or the closure of facilities or communities; (d) the impact of market and general economic conditions on us, our tenants, managers and borrowers and in areas in which our properties are geographically concentrated, including macroeconomic trends and financial market events, such as bank failures and other events affecting financial institutions, market volatility, increases in inflation, changes in or elevated interest and exchange rates, tightening of lending standards and reduced availability of credit or capital, geopolitical conditions, supply chain pressures, rising labor costs and historically low unemployment, events that affect consumer confidence, our occupancy rates and resident fee revenues, and the actual and perceived state of the real estate markets, labor markets and public and private capital markets; (e) our reliance and the reliance of our tenants, managers and borrowers on the financial, credit and capital markets and the risk that those markets may be disrupted or become constrained, including as a result of bank failures or concerns or rumors about such events, tightening of lending standards and reduced availability of credit or capital; (f) the secondary and tertiary effects of the COVID-19 pandemic on our business, financial condition and results of operations and the implementation and impact of regulations related to the CARES Act and other stimulus legislation, including the risk that some or all of the CARES Act or other COVID-19 relief payments we or our tenants, managers or borrowers received could be recouped; (g) our ability, and the ability of our tenants, managers and borrowers, to navigate the trends impacting our or their businesses and the industries in which we or they operate, and the financial condition or business prospect of our tenants, managers and borrowers; (h) the risk of bankruptcy, inability to obtain benefits from governmental programs, insolvency or financial deterioration of our tenants, managers, borrowers and other obligors which may, among other things, have an adverse impact on the ability of such parties to make payments or meet their other obligations to us, which could have an adverse impact on our results of operations and financial condition; (i) the risk that the borrowers under our loans or other investments default or that, to the extent we are able to foreclose or otherwise acquire the collateral securing our loans or other investments, we will be required to incur additional expense or indebtedness in connection therewith, that the assets will underperform expectations or that we may not be able to subsequently dispose of all or part of such assets on favorable terms; (j) our current and future amount of outstanding indebtedness, and our ability to access capital and to incur additional debt which is subject to our compliance with covenants in instruments governing our and our subsidiaries’ existing indebtedness; (k) the recognition of reserves, allowances, credit losses or impairment charges are inherently uncertain, may increase or decrease in the future and may not represent or reflect the ultimate value of, or loss that we ultimately realize with respect to, the relevant assets, which could have an adverse impact on our results of operations and financial condition; (l) the non-renewal of any leases or management agreement or defaults by tenants or managers thereunder and the risk of our inability to replace those tenants or managers on a timely basis or on favorable terms, if at all; (m) our ability to identify and consummate future investments in or dispositions of healthcare assets and effectively manage our portfolio opportunities and our investments in co-investment vehicles, joint ventures and minority interests, including our ability to dispose of such assets on favorable terms as a result of rights of first offer or rights of first refusal in favor of third parties; (n) risks related to development, redevelopment and construction projects, including costs associated with inflation, rising or elevated interest rates, labor conditions and supply chain pressures, and risks related to increased construction and development in markets in which our properties are located, including adverse effect on our future occupancy rates; (o) our ability to attract and retain talented employees; (p) the limitations and significant requirements imposed upon our business as a result of our status as a REIT and the adverse consequences (including the possible loss of our status as a REIT) that would result if we are not able to comply with such requirements; (q) the ownership limits contained in our certificate of incorporation with respect to our capital stock in order to preserve our qualification as a REIT, which may delay, defer or prevent a change of control of our company; (r) the risk of changes in healthcare law or regulation or in tax laws, guidance and interpretations, particularly as applied to REITs, that could adversely affect us or our tenants, managers or borrowers; (s) increases in our borrowing costs as a result of becoming more leveraged, including in connection with acquisitions or other investment activity and rising or elevated interest rates; (t) our reliance on third-party managers and tenants to operate or exert substantial control over properties they manage for or rent from us, which limits our control and influence over such operations and results; (u) our exposure to various operational risks, liabilities and claims from our operating assets; (v) our dependency on a limited number of tenants and managers for a significant portion of our revenues and operating income; (w) our exposure to particular risks due to our specific asset classes and operating markets, such as adverse changes affecting our specific asset classes and the real estate industry, the competitiveness or financial viability of hospitals on or near the campuses where our outpatient medical buildings are located, our relationships with universities, the level of expense and uncertainty of our research tenants, and the limitation of our uses of some properties we own that are subject to ground lease, air rights or other restrictive agreements; (x) the risk of damage to our reputation; (y) the availability, adequacy and pricing of insurance coverage provided by our policies and policies maintained by our tenants, managers or other counterparties; (z) the risk of exposure to unknown liabilities from our investments in properties or businesses; (aa) the occurrence of cybersecurity threats and incidents that could disrupt our or our tenants’, managers’ or borrower’s operations, result in the loss of confidential or personal information or damage our business relationships and reputation; (bb) the failure to maintain effective internal controls, which could harm our business, results of operations and financial condition; (cc) the impact of merger, acquisition and investment activity in the healthcare industry or otherwise affecting our tenants, managers or borrowers; (dd) disruptions to the management and operations of our business and the uncertainties caused by activist investors; (ee) the risk of catastrophic or extreme weather and other natural events and the physical effects of climate change; (ff) the risk of potential dilution resulting from future sales or issuances of our equity securities; and (gg) the other factors set forth in our periodic filings with the Securities and Exchange Commission.

Source: Ventas, Inc.

Ventas, Inc.

BJ Grant

(877) 4-VENTAS